CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Equity Trust (formerly, Phoenix Equity Trust) (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     June 5, 2009                             /s/ George R. Aylward
     -------------------------------               -----------------------------
                                                   George R. Aylward, President
                                                   (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Equity Trust (formerly, Phoenix Equity Trust) (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     June 5, 2009                           /s/ W. Patrick Bradley
     -------------------------------             -------------------------------
                                                 W. Patrick Bradley, Chief
                                                 Financial Officer and Treasurer
                                                 (principal financial officer)